CELGENE CORPORATION
                              7 Powder Horn Drive
                           Warren, New Jersey 07059

                           ------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ------------------------

     The annual meeting of stockholders of CELGENE CORPORATION (the "Company") will be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, 26th floor, New York, New York 10036 on Tuesday, June 24, 1997, at 1:00 p.m., local time, for the following purposes:

          1. to elect seven directors;

          2. to consider and act upon a proposal to amend the Celgene Corporation 1992 Long-Term Incentive Plan to increase the number of shares of the Company's common stock that may be issued pursuant to stock incentives granted under such Plan from 1,000,000 to 1,400,000;

          3. to consider and act upon a proposal to amend the Celgene Corporation 1995 Non-Employee Directors' Plan to increase the number of shares of the Company's common stock that may be issued pursuant to stock incentives granted under such Plan from 250,000 to 350,000;

          4. to consider and act upon a proposal to confirm the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Company for the current fiscal year; and

          5. to transact any such other business as may properly come before the meeting and at any adjournment thereof.

     The Board of Directors has fixed the close of business on May 20, 1997 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

     A proxy and return envelope are enclosed for your convenience.

                                   By order of the Board of Directors
                                   JOHN W. JACKSON
                                   Chairman of the Board and
                                   Chief Executive Officer


May 30, 1997


             -----------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                    Please mark, sign, and date the enclosed
                        proxy card and return it promptly
                in the enclosed self-addressed, stamped envelope.

             -----------------------------------------------------

                               CELGENE CORPORATION

                               7 Powder Horn Drive
                            Warren, New Jersey 07059

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Company to be held on June 24, 1997, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 30, 1997.

     Only stockholders of record at the close of business on May 20, 1997, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date the Company had outstanding 11,921,971 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the stockholders meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the election of directors, the amendment of the Company's 1992 Long-Term Incentive Plan and the Company's 1995 Non-Employee Directors' Incentive Plan to increase the number of shares of common stock available for issuance pursuant to incentives granted under such plans, and the confirmation of the appointment of the independent certified public accountants of the Company for the current year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses. In addition, the Company has retained D.F. King & Co., Inc. of New York, New York, a proxy solicitation organization, to assist in the solicitation of proxies. D.F. King's fee is estimated to be $7,000, plus reasonable out-of-pocket expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote FOR the nominees for election as directors of the Company listed herein, FOR the amendment of the Company's 1992 Long-Term Incentive Plan to increase the number of stock incentives available under such plan, FOR the amendment of the Company's 1995 Non-Employee Directors' Plan to increase the number of stock incentives available under such plan, and FOR the confirmation of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Company for the current fiscal year. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted.

     Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee, or in similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member. Under applicable Delaware law, a broker abstention will have no effect on the outcome of the election of directors but will be considered present for purposes of determining a quorum, and will be the equivalent of a vote against the amendment of the 1992 Long-Term Incentive Plan, the amendment of the 1995 Non-Employee Directors' Plan and the confirmation of auditors. A broker non-vote will be counted towards a quorum but will not be counted for any purpose in determining whether a matter has been approved.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, seven Directors are to be elected, each to hold office (subject to the Company's By-Laws) until the next annual meeting and until his successor has been elected and qualified. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the management prior to or at the meeting, or, if no substitute is selected by the management prior to or at the meeting, for a motion to reduce the membership of the Board to the number of nominees available. Directors will be elected by a plurality of the votes cast. There are no family relationships between any of the directors and executive officers of the Company. The information concerning the nominees and their security holdings has been furnished by them to the Company.


Name                              Age        Position
----                              ---        --------
John W. Jackson ...............   52         Chairman of the Board and Chief Executive Officer
Sol J. Barer, Ph.D. ...........   49         President, Chief Operating Officer, and a Director
Frank T. Cary .................   76         Director
Arthur Hull Hayes, Jr., M.D....   64         Director
Richard C.E. Morgan ...........   52         Director
Walter L. Robb, Ph.D. .........   69         Director
Lee J. Schroeder ..............   68         Director

------------
     John W. Jackson has been Chairman of the Board and Chief Executive Officer of the Company since January 1996. Mr. Jackson was founder and President of Gemini Medical, a consulting firm which specialized in services and investment advice to start-up medical device and biotechnology companies, from February 1991 to January 1996. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991 and served in various international positions, including Vice President-International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978.

     Sol J. Barer has been President of the Company since October 1993 and Chief Operating Officer and a director of the Company since March 1994. Dr. Barer was Senior Vice President--Science and Technology and Vice President/General Manager--Chiral Products of the Company from October 1990 to October 1993 and Vice President--Technology of the Company from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University.

     Frank T. Cary has been Chairman of the Executive Committee of the Board of Directors of the Company since July 1990 and has been a director of the Company since 1989. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., SPS Transaction Services, Inc., Lexmark International Inc., SEER Technologies, Inc., Vion Pharmaceuticals Inc. and Teltrend, Inc.

     Arthur Hull Hayes, Jr., a director of the Company since 1995, has been President and chief operating officer of MediScience Associates, Inc., a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991. Dr. Hayes has also been a partner in IssueSphere, a public affairs firm that focuses on health science issues, since November 1995, as well as a professor in medicine, pharmacology and family and community medicine at New York Medical College and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG and from 1981 to 1983 was

Commissioner of the U.S. Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and Premier Research Worldwide.

     Richard C.E. Morgan, a director of the Company since 1987, is a founding member of Jackson Hole Management Company, Inc. and has been the Managing General Partner of Wolfensohn Partners, L.P., since 1986. Mr. Morgan also is Chairman of the Board of Directors and Chief Executive Officer of Lasertechnics, Inc.; a director of SEQUUS Pharmaceuticals, Inc.; Chairman of the Board of Directors of Quidel Corp., and a director of Indigo, N.V.

     Walter L. Robb, a director of the Company since 1992, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Mr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Mr. Robb also is Chairman of the Board of Directors of Neopath, Inc. and a director of Marquette Medical Systems, Inc. and Cree Research Inc.

     Lee J. Schroeder, a director of the Company since 1995, has been President of Lee Schroeder & Associates, Inc., pharmaceutical business consultants, since 1985. Mr. Schroeder was President of Fox Meyer Lincoln from 1983 to 1985, and was an Executive Vice President of Sandoz, Inc. from 1981 to 1983. Mr. Schroeder also is a director of Harris Technology Group, Inc., Bryan Memorial Hospital, MGI Pharmaceutical, Inc., Ascent Pharmaceuticals, and Interneuron Pharmaceuticals, Inc.

Executive Officers Who Are Not Directors

     Robert C. Butler, 66, has been Chief Financial Officer of the Company since July 1996. From 1988 to 1995, Mr. Butler served as Senior Vice President and Chief Financial Officer of International Paper Co., a manufacturer of paper, wood, and allied products. From 1979 to 1987, Mr. Butler served as Group Executive Vice President of the National Broadcasting Company. Mr. Butler is also a member of the Board of Directors of Carter Holt Harvey Ltd., a major New Zealand forest products company.

Security Ownership of Certain Beneficial Owners and Management

     The table below sets forth the beneficial ownership of the Common Stock as of May 20, 1997 (i) by each director, (ii) by each of the named executive officers (iii) by all directors and executive officers of the Company as a group, and (iv) by all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock.


                                                  Amount and
                                                   Nature of
                                                   Beneficial       Percent
                     Name                          Ownership       of Class(1)
                     ----                         ----------       -----------
John W. Jackson ...............................    184,066(2)(3)       1.5%
Sol J. Barer, Ph.D ............................    192,001(2)(3)       1.6%
Robert C. Butler ..............................     17,500(2)             *
Frank T. Cary .................................     86,000(2)             *
Arthur Hull Hayes, Jr., M.D. ..................     15,000(2)             *
Richard C.E. Morgan ...........................    315,055(2)(4)       2.6%
Walter L. Robb, Ph.D. .........................     62,000(2)             *
Lee J. Schroeder ..............................     26,000(2)             *
All directors and current executive officers
  of the Company as a group (eight persons) ...    897,622(5)          7.2%
Donald P. Moriarty ............................    925,500(6)          7.8%
 c/o McGrath, Doyle & Phair
 150 Broadway
 New York, New York 10038

------------
* Less than one percent (1%).

(1) Based on 11,921,971 shares outstanding as of May 20, 1997.

(2) Includes shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options within 60 days of May 20, 1997, as follows: John W. Jackson--166,666; Sol J. Barer--191,986; Robert C. Butler--12,500; Frank T. Cary--61,000; Arthur Hull Hayes, Jr.--15,000; Richard C.E. Morgan--56,000 shares; Walter L. Robb--34,000, and Lee J. Schroeder--26,000. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of May 20, 1997, as follows: John W. Jackson--83,334; Sol J. Barer--55,834; Robert C. Butler--37,500; Frank T. Cary--10,000; Arthur Hull Hayes, Jr.--15,000; Richard C.E. Morgan--10,000; Walter L. Robb--10,000, and Lee Schroeder--10,000.

(3) Includes as to Mr. Jackson 400 shares owned by his son, as to which shares Mr. Jackson disclaims beneficial ownership; includes as to Dr. Barer 15 shares owned by his daughter, as to which shares Dr. Barer disclaims beneficial ownership.

(4) Includes 252,055 shares of Common Stock owned by Wolfensohn Associates L.P., of which Wolfensohn Partners L.P. is the general partner. Mr. Morgan is a general partner of Wolfensohn Partners L.P. Mr. Morgan's indirect pecuniary interest in these shares of Common Stock, within the meaning of Rule 16a-1(a)(2)(ii)(B) under the Securities Exchange Act of 1934, is significantly less than the amount disclosed. Mr. Morgan otherwise disclaims beneficial ownership of such shares of Common Stock owned by Wolfensohn Associates L.P.

(5) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

(6) Information regarding Donald P. Moriarty was obtained from a Schedule
    13D, as amended, filed by him with the Securities and Exchange
    Commission. Such Schedule 13D states that Mr. Moriarty is deemed to be the beneficial owner of and to have sole dispositive power over the 925,500 shares of Common Stock, and that such shares are held by Mr. Moriarty, his family members, and Twin Oaks Partners, a partnership in which he is a general partner.

Director Compensation

     Directors do not receive salaries or cash fees for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Company ("Non-Employee Directors") are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Plan (the "1995 Directors' Plan").

     The 1995 Directors' Plan was adopted by the Board of Directors on April 5, 1995, and approved by Corporation's stockholders at the 1995 Annual Meeting of Stockholders. The 1995 Directors' Plan provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 250,000 shares (subject to adjustment in certain circumstances) of Common Stock.

     Under the 1995 Directors' Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 20,000 shares of Common Stock, and each new Non-Employee Director upon the date of his election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date.

     All options granted pursuant to the 1995 Directors' Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter, a director is removed without cause (as defined) or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     In 1996, pursuant to the 1995 Directors' Plan, each of Messrs. Cary, Hayes, Morgan, Robb and Schroeder received an option to purchase 10,000 shares of Common Stock at an exercise price of $15.00 per share, the fair market value of the stock on the date of the grant.

Board Committees and Membership

     The Company has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C. E. Morgan. The Executive Committee held one meeting in 1996. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Company, subject to certain exceptions.

     The Company has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Frank T. Cary, Richard C. E. Morgan, and Lee J. Schroeder. The Audit Committee held one meeting in 1996. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

     The Company has a Management Compensation and Development Committee (the "Compensation Committee") of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. The Compensation Committee held two meetings in 1996. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the

Company's 1986 Stock Option Plan and 1992 Long-Term Incentive Plan and to grant options outside of these plans and (ii) the authority to review all matters relating to the personnel of the Company.

     The Company does not have a nominating committee. The Board of Directors held ten meetings during 1996. During 1996, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Company, all such required reports were filed on a timely basis in 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information about the compensation paid, or payable, by the Company for services rendered in all capacities to the Chief Executive Officer of the Company and each of the most highly paid executive officers of the Company who earned more than $100,000, for each of the last three fiscal years in which such officers were executive officers for all or part of the year.

                                                  Annual                         Long Term
                                               Compensation                    Compensation
                                ---------------------------------------- -------------------------
                                                               Other        Restricted     Securities    All Other
        Name and                                              Annual          Stock        Underlying     Compen-
   Principal Position      Year   Salary ($)   Bonus ($)   Compensation($)   Award(s)($)    Options#      sation
   ------------------      ----   ----------   ---------   --------------- -------------   ----------   ---------
John W. Jackson            1996   243,429(1)   105,625(2)     4,750(3)         0             250,000        0
 Chairman and
  Chief Executive Officer

Sol J. Barer, Ph.D         1996     216,667       50,000      4,750(3)         0              72,500
 President and Chief       1995     200,000            0            0          0              54,080        0
 Operating Officer         1994     197,000            0            0          0              30,000        0

-----------
(1) Mr. Jackson commenced his employment with the Company on January 11, 1996.

(2) Mr. Jackson's bonus consisted of $50,000 in cash and 5,000 shares of unrestricted stock, valued at $55,625 on the date of grant.

(3) Reflects matching contributions under the Company's 401K plan.

Employment Agreements and Termination of Employment Arrangements

     Sol J. Barer, President and Chief Operating Officer of the Company, is a party to an employment agreement with the Company that expired on October 31, 1996. Under such agreement, Dr. Barer is entitled to receive an annual salary (currently $235,000), subject to increase upon annual review by the Compensation Committee. The Agreement further provides that except under certain circumstances, the Company may not terminate this agreement without giving 12 months' prior notice to Dr. Barer. Additionally, pursuant to the Agreement, Dr. Barer would be entitled to receive a cash payment equal to 2.99 times his base salary in the event of the termination of Dr. Barer's employment as a result of
(i) his disability, (ii) the occurrence of certain events subsequent to a change in control of the Company (as defined in such agreement), or (iii) certain material breaches by the Company of such agreement.

     John W. Jackson, Chairman and Chief Executive Officer of the Company, is party to a letter agreement with the Company concerning his employment. Pursuant to such letter agreement, Mr. Jackson currently receives an annual salary of $270,000, subject to increase upon annual review by the Compensation Committee. Except under certain circumstances, the Company may not terminate this agreement without 12 months' prior notice to Mr. Jackson.

     If during the two-year period following a change in control (as defined in the Company's 1992 Long-Term Incentive Plan) of the Company, (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) an employee's employment by the Company is terminated without cause (as defined), then all of the options held by such employee then outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock automatically will terminate.

Stock Options

     The following table contains information concerning the grant of options under the Company's 1992 Long-Term Incentive Plan to each of the named executive officers of the Company during the year ended December 31, 1996. No stock appreciation rights ("SARS") were granted in 1996.

                      OPTION GRANTS IN LAST FISCAL YEAR


                                    Individual Grants
                       ------------------------------------------------
                                      Percent of                           Potential Realizable
                         Number of      Total                                Value at Assumed
                        Securities     Options                                Annual Rates of
                        Underlying    Granted to   Exercise                 Stock Appreciation
                          Options    Employees in    Price   Expiration       for Option Term
      Name              Granted(1)  Fiscal Year(2) ($/Share)   Date(3)        5%          10%
      ----              ----------- -------------- --------- ----------- ------------  ------------
John W. Jackson .......   250,000        39.7%      $13.06     1/10/06    $2,053,341   $5,203,569
Sol J. Barer ..........    72,500        11.5%      $16.75     2/21/06    $  763,714   $1,935,401


-----------
(1) All options granted in 1996 were granted pursuant to the Company's 1992 Long-Term Incentive Plan. The grant to Mr. Jackson is exercisable in annual increments of 33-1/3% of the total grant, beginning on the date of grant. The grant to Dr. Barer is also exercisable in annual increments of 33-1/3% of the total grant, beginning on the first anniversary of the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant.

(2) The total number of options granted to employees in 1996 was 629,037.

(3) Each option is subject to earlier termination if the officer's employment with the Company is terminated.

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 1996 and the value of outstanding and unexercised options held as of December 31, 1996. There were no SARs exercised during 1996 and none were outstanding as of December 31, 1996.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                   Number of
                                                             Securities Underlying         Value of Unexercised
                                                              Unexercised Options          In-the-Money Options
                                                             at December 31, 1996        at December 31, 1996(1)
                                                         ---------------------------  -----------------------------
                        Shares
                        Acquired             Value
      Name           on Exercise ($)       Realized ($)  Exercisable   Unexercisable   Exercisable   Unexercisable
     ------         ----------------      -------------  -----------   -------------   -----------   -------------
John W. Jackson           --                  --            83,333        166,667        $      0       $     0
Sol J. Barer              --                  --           167,820         80,000        $512,620       $27,188

-----------
(1) Represents the difference between the closing market price of the Common Stock as reported by Nasdaq on December 31, 1996 of $11.125 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

Compensation Committee Report

     The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of outside directors.

Executive Compensation Policies and Programs

     The Company's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals. As the Company has not as yet attained significant commercial revenues, goals are set which relate to the successful attainment of strategic events.

     The Company does not have a pension plan or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary. Salaries are set competitively relative to the chemical, biotechnology, and pharmaceutical industries--industries with which the Company competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Benefits. All employees are eligible for similar benefits, such as health, disability, and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Company. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Company relies on outside compensation consultants, the Company's auditors, and third party industry surveys.

     Under the Company's 1996 incentive program, it was agreed, subject to the achievement of certain goals in 1996 by the Company, that the Company would grant at a future date options to purchase shares of common stock. A similar incentive program has been designed for 1997 based on attainment of corporate, business unit, and individual goals. The program is open to all regular full-time employees, other than the executive officers of the Company.

     Chief Executive Officer Compensation. Pursuant to Mr. Jackson's arrangement with the Company entered into on January 11, 1996, Mr. Jackson received an annualized base salary of $250,000 for 1996. Mr. Jackson also received a bonus of $105,000 for 1996. Mr. Jackson's long-term incentive derived from the grant of stock options to purchase 250,000 shares of Common Stock awarded to him at the time he began serving as Chief Executive Officer. Factors considered in determining Mr. Jackson's bonus included the successful attainment of several important milestones in the development of the Company's products, as well comparisons to total compensation packages of chief executive officers at corporations within the Company's industry that are of comparable size.

                                   Members of the Compensation Committee

                                   RICHARD C.E. MORGAN, Chairman
                                   FRANK T. CARY
                                   WALTER L. ROBB
                                   LEE J. SCHROEDER

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Richard C. E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. Each is an outside director of the Company.

Performance Graph

     The following graph shows changes over the past five years in the value of $100 invested in: 1) the Company's Common Stock; 2) the Standard & Poor's 500 Index; and 3) the NASDAQ Pharmaceutical Index.

     The graph shows the value of $100 invested on December 31, 1991 in the Company's Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1992-1996.


[GRAPHIC OMITTED]

                COMPARISON OF FIVE YEAR CULUMATIVE TOTAL RETURN*
                 AMONG CELGENE CORPORATION, THE S & P 500 INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX


(in Dollars)

               Celgene Corporation        S&P           NASDAQ Pharmaceutical
               -------------------        ---           ---------------------
12/91                100                  100                  100
12/92                 86                  108                   83
12/93                 46                  118                   74
12/94                 37                  120                   56
12/95                 88                  165                  102
12/96                 73                  203                  102


* $100 INVESTED ON 12/31/91 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                                  PROPOSAL TWO
                      APPROVAL OF AN AMENDMENT TO THE 1992
                            LONG-TERM INCENTIVE PLAN

     The stockholders of the Company are asked to approve an amendment to the Company's 1992 Long-Term Incentive Plan (the "Plan") to increase the number of shares of the Company's common stock that may be issued upon exercise of options granted under the Plan from 1,000,000 to 1,400,000. The Board of Directors approved the amendment of the Plan at a meeting of the Board of Directors on May 23, 1997, subject to the approval of stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the amendment of the Plan. The Board of Directors recommends that the stockholders vote their shares for the proposal to approve the amendment of the Plan.

Background of the Proposal to Amend the Plan

     As of May 20, 1997 fewer than 50,000 shares out of the aggregate of 1,000,000 shares of Common Stock authorized for grant under the Plan remain available for future grants. The Board of Directors believes that stock options serve as a powerful inducement in attracting highly skilled candidates for the significant number of positions that are being created as the Company progresses towards the marketing of its first pharmaceutical product. Since the beginning of 1996, the Company has hired a new chief executive officer and has filled the newly created positions of chief financial officer, director of sales and marketing, chairman of Celgro and medical affairs director. Stock incentives were awarded to the individuals hired for each of these positions. The Company will have to continue to attract highly qualified candidates, and stock incentives are a key component of the compensation package that the Company must offer in order to compete with other companies for employees. Accordingly, the Board of Directors recommends that stockholders approve the amendment of the Plan as described below.

Summary of the Plan

     The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan set forth as Exhibit A hereto.

     The Plan was adopted by the Board of Directors on March 13, 1992 and was approved at the Company's 1992 Annual Meeting of Stockholders. The Plan was amended with the approval of the directors and stockholders of the Company in 1996 in order to bring it into compliance with Section 162(m) of the Internal Revenue Code of 1986, or amended (the "Code").

     Types of Awards and Shares Subject to Plan. The Plan provides for the granting of optional restricted stock awards, stock appreciation rights ("SARs"), performance awards, and other stock-based awards (the "Plan Awards") to employees and officers of the Company to purchase not more than 1,000,000 shares of Common Stock, subject to adjustment under certain circumstances. As of May 20, 1997, options to purchase 1,046,393 shares of Common Stock have been granted under the Plan at exercise prices ranging from $5.50 to $16.75. Of the options granted, 95,270 have been canceled, leaving a total of 48,877 available for future grants under the Plan. As of May 23, 1997, the closing price of a share of Common Stock was $7.31.

     Purpose. The Plan is designed to provide a means of giving existing and potential selected management and key employees an increased opportunity to acquire a proprietary interest in the Company, thereby maintaining and strengthening their desire to remain with or join the Company.

     Administration. The Plan is administered by the Compensation Committee as appointed from time to time by the Board of Directors of the Company, which committee shall be comprised solely of two or more outside directors as defined under Section 162(m) of the Code and the Treasury Department regulations thereunder. Subject to any general guidelines established by the Board of Directors, the Committee has full and final authority to determine the persons to whom, and the time or times at which, Plan Awards are granted, the number of shares subject to each Plan Award, the number of options which shall be treated as incentive stock options, the duration of each option, the specific restrictions applicable to restricted stock awards and other Plan Awards, and other terms and provisions of each Plan Award. In determining persons who are to receive options, restricted stock awards, or SARs and the number of shares to be covered by each option and restricted stock award, the Committee considers, among other things, the person's position, responsibilities, service, accomplishments, and such person's present and future value to the Company. The Plan became effective on March 13, 1992. No awards will be granted under the Plan after March 12, 2002, but unless otherwise expressly provided in the Plan or an awards agreement, a Plan Award may extend beyond such date.

     Stock Options. The term of options granted under the Plan are fixed by the Committee; however, such term may not exceed 10 years from the date of grant (or in the case of an incentive stock option granted to a 10% stockholder, 5 years from the date of grant). The purchase price per share of Common Stock purchasable under any option will not be less than 100% of the fair market value of the stock on the date of grant of the option (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The Committee may provide that options will be exercisable in full at any time or from time to time during the option term or provide for the exercise thereof in such installments at such times as the Committee determines, subject to the "Change in Control" provisions of the Plan. Options may be exercised by payment in full of the purchase price, either in cash or, in whole or in part, in Common Stock having a fair market value on the date the option is exercised equal to the option price, provided that no stock may be used by a participant as payment for the exercise price of an option unless the stock has been held by the participant for at least six months.

     Stock Appreciation Rights. Upon exercise of an SAR, the holder thereof will be entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares over the exercise price of the SAR. The exercise price (which may not be less than the fair market value of the shares on the date of grant) and other terms of the SAR will be determined by the Committee. Payment by the Company upon exercise of an SAR will be in cash, stock, or other property, or any combination thereof, as the Committee determines. Unless otherwise determined by the Committee, any related stock option will no longer be exercisable to the extent that an SAR has been exercised, and the exercise or termination of an option will cancel the related SAR (in the case of the exercise, to the extent thereof).

     Restricted Stock. Restricted stock awards may not be disposed of by the recipient until certain restrictions established by the Committee lapse. Recipients will not be required to provide cash consideration other than any minimum amount required by law. Recipients will have with respect to restricted stock awards all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Committee otherwise determines. Upon termination of employment during the restriction period, the restricted stock award will be forfeited, in whole or in part, subject to such exceptions, if any, as may be authorized by the Committee.

     Performance Awards. From time to time, the Committee may select a period during which performance criteria approved by the Committee will be measured for the purpose of determining the extent to which a performance award has been earned. Performance awards may be denominated or payable in Plan Awards, cash, or other property.

     Other Stock-Based Awards. The Committee is also authorized to grant to participants, either alone or in addition to other Plan Awards granted under the 1992 Incentive Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ("other stock-based awards"). Other stock-based awards may be paid in Common Stock, cash, other Plan Awards, or any other form of property as the Committee determines. Other stock-based awards will contain provisions dealing with the disposition of the award if a participant's employment terminates before exercise, realization, or payment of the award.

     Individual Limitations. The maximum number of shares of Common Stock which may be subject to any stock option that may be granted to any eligible individual is 250,000 (subject to any increase or decrease pursuant to

Section 10 (entitled "Adjustments upon Changes in Capitalization")) for each calendar year during the entire term of the Plan. The maximum number of SARs, whether granted alone or in addition to other Plan Awards and whether or not related to a specific stock option granted under the Plan, that may be granted to any eligible individual is 250,000 (subject to any increase or decrease pursuant to Section 10) for each calendar year during the entire term of the Plan. To the extent that shares of Common Stock for which stock options or SARs are permitted to be granted to an individual pursuant to Section 3(b) (entitled "Individual Limitations") during a calendar year are not covered by a grant of an option or a SAR during the calendar year, such shares of Common Stock are not available for grant of stock options or SARs, as applicable, in any subsequent calendar year during the term of the Plan.

     Adjustments. The Board of Directors has the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in Section 10, or by a consent of stockholders, no amendment or change shall be made in the Plan: (a) increasing the total number of shares which may be issued or transferred under the Plan, including but not limited to the maximum limits for a calendar year under Section 3(b) with regard to both stock options and stock appreciation rights (except by operation of Section 10); (b) changing the purchase price hereinbefore specified for the shares subject to options; (c) changing the provisions of Section 8(a) (concerning stock appreciation rights);
(d) extending the period during which Plan Awards may be granted or exercised;
(e) changing the designation of persons eligible to receive Plan Awards; or (f) which would require stockholder approval in order for the Plan to continue to comply with the exception for performance based compensation under Section 162(m) with regard to stock options and SARs.

     Change in Control. If during a two-year period following a change in control of the Company (as defined in the Plan), (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) the recipient's employment by the Company is terminated without cause (as defined in the 1992 Incentive Plan), then all options, SARs, and performance awards outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock awards will automatically terminate.

     Non-Assignability of Plan Awards. No Plan Award may be assignable or transferable by the recipient, except by will or by the laws of descent and distribution, provided that such restriction on the transfer or assignment of a restricted stock award shall expire upon the date of expiration of the related restriction period. During the lifetime of a recipient, Plan Awards may be exercisable only by him or his personal representative or guardian. No Plan Award or interest therein may be pledged, attached, or otherwise encumbered other than in favor of the Company.

     Certain Federal Income Tax Consequences. The principal Federal income tax consequences with respect to stock options, SARs, and restricted stock awards granted pursuant to the Plan are summarized below:

          Incentive Stock Options. Certain options granted or to be granted under the 1986 Plan or the 1992 Incentive Plan will be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Company. The sales of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the option price and will not result in a tax deduction to the Company. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either
     (i) within two years after the option is granted, or (ii) within one year after the date of exercise.

          If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers and directors, the date that sale of such stock would not create liability ("Section 16(b) liability") under Section 16(b) of the Securities Exchange Act of 1934) minus the option price or (ii) the amount realized on the disposition minus the option price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

          The Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock. In general, an optionee's transfer stock acquired pursuant to the exercise of a "statutory option," which includes an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option with the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

          In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          Non-Qualified Stock Options. Options which do not qualify as incentive stock options are herein referred to as nonqualified stock options. An optionee will realize no income at the time he is granted a non- qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercise of a non-qualified stock option for stock which is "not transferable" and subject to a "substantial risk of forfeiture," as described below, ordinary income will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

          Special rules are applicable to stock which is "not transferable" and subject to a "substantial risk of forfeiture." In general, such stock (i) is subject to a substantial risk of forfeiture if the optionee's right to full enjoyment of the stock is conditioned upon the future performance of substantial services and (ii) is not transferable if a transferee would take the stock subject to the same restrictions. Stock acquired pursuant to the exercise of an option as to which a service requirement is imposed could be so treated.

          Unless the optionee elects to be taxed at the time of exercise (an "83(b) election"), the optionee will recognize ordinary income on the first day that the stock is either transferable or not subject to a substantial risk of forfeiture. In the case of any other stock subject to a service requirement, this will depend on the individual facts and circumstances. The ordinary income in such case will be the excess of the fair market value of the stock on such date over the option price and the optionee's holding period will begin on that day.

          If the optionee makes an 83(b) election, he will recognize ordinary income on the date of exercise equal to the excess of the fair market value of such stock at the time of exercise over the option price. The optionee's holding period with respect to such stock will begin on the date of exercise.

          The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of.

          The Company generally will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Company in which or with which ends the taxable year of the optionee in which such ordinary income is recognized.

          In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding a $1,000,000 limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          SARs. No Federal income tax consequences are incurred by the Company or the holder at the time an SAR is granted pursuant to the Plan. However, upon the exercise of a SAR, the holder will realize ordinary income for Federal income tax purposes equal to the amount of cash or the value of property received by him. The Company generally will be entitled at such time to a deduction for Federal income tax purposes in the same amount. If the holder of an SAR receives Common Stock upon the exercise of such right, the holder's basis in such Common Stock will be its fair market value on the date of receipt and the holding period will begin on such date. Any gain or loss realized upon the sale of such Common Stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the Common Stock.

          In addition, (i) any entitlement to a tax deduction on the part of the Company is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          Restricted Stock Awards. The Federal income tax consequences of a restricted stock award granted under the 1986 Plan, the 1992 Incentive Plan, or the Directors' Plan will depend, in large measure, on the restrictions placed on the stock.

          In general, if the stock is "not transferable" and subject to a "substantial risk of forfeiture," as described above, then, unless the recipient makes an 83(b) election, he will recognize ordinary income equal to the fair market value of the stock on the first day the stock is either transferable or not subject to a substantial risk of forfeiture. The recipient's holding period will begin on that day. If the recipient makes an 83(b) election, he will recognize ordinary income equal to the fair market value of the stock at the time of the award and his holding period will begin on that day. The tax basis of the stock will equal the amount included in income. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss depending on the recipient's holding period. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the recipient.

          In addition, (i) officers and directors of the Company subject to
     Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their restricted stock, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), and
     (iii)
     in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Awards of restricted stock generally do not satisfy the exception for performance-based compensation under code Section 162(m).

                                 PROPOSAL THREE
                          APPROVAL OF AN AMENDMENT TO
                 THE 1995 NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

     The stockholders of the Company are asked to approve an amendment to the Company's 1995 Non-Employee Directors' Incentive Plan (the "Directors' Plan") to increase the number of shares of the Company's common stock that may be issued upon exercise of options granted under the Stock Option Plan from 250,000 to 350,000. The Board of Directors approved the amendment of the Directors' Plan at a meeting of the Board of Directors on May 23, 1997, subject to the approval of stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the amendment of the Directors' Plan. The Board of Directors recommends that the stockholders vote their shares for the proposal to approve the amendment of the Directors' Plan.

Background of the Proposal to Amend the Directors' Plan

     As of May 20, 1997, 76,000 shares out of the aggregate of 250,000 shares of Common Stock authorized for grant under the Directors' Plan remain available for future grants. Options may be granted under the Directors' Plan through June 16, 2005. The Directors' Plan is designed to provide a means of giving existing and new Non Employee Directors an increased opportunity to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with the Company's Board of Directors and stimulating their efforts on the Company's behalf. It is also expected that the Directors' Plan will encourage qualified persons to become directors of the Company. Accordingly, the Board of Directors recommends that stockholders approve the amendment of the Directors' Plan as described below.

Summary of the Directors' Plan

     The following is a brief summary of the principal provisions of the Directors' Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Incentive Plan set forth in Exhibit B hereto.

     The Directors' Plan was adopted by the Board of Directors on April 5, 1995 and approved by the Company's stockholders at the 1995 Annual Meeting of Stockholders. The Directors' Plan provides for the granting of non qualified options to purchase an aggregate of not more than 250,000 shares (subject to adjustment in certain circumstances) of Common Stock to Non Employee Directors.

     Under the Directors' Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 20,000 shares of Common Stock, and each new Non-Employee Director upon the date of his election or appointment was or will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date. As of May 20, 1997, options to purchase 174,000 shares of Common Stock have been granted under the Directors' Plan at exercise prices ranging from $5.75 to $15.00.

     All options granted pursuant to the Directors' Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter, a director is removed without cause (as defined) or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     The Directors' Plan is administered by the Board of Directors which has the full and final authority to interpret the Directors' Plan and to adopt and amend such rules and regulations for the administration of the Directors' Plan as the Board may deem desirable. In addition, the Board of Directors has the right to amend, suspend, or terminate the Directors' Plan at any time; provided, however, that unless first duly approved by the holders of Common Stock entitled to vote thereon, no amendment or change may be made in the Directors' Plan: (i) increasing the maximum number of shares for which options may be granted under the Directors' Plan; (ii) increasing the number of shares subject to an option;
(iii) reducing the purchase price previously specified for the shares subject to options; (iv) extending the period during which options may be granted or options exercised under the Directors' Plan; or (v) changing the class of persons eligible to receive options under the Directors' Plan.

     The Directors' Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Directors' Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code. Options granted under the Directors' Plan are 'non qualified' stock options and are not intended to qualify as incentive stock options under Section 422A of the Code.

Certain Federal Income Tax Consequences

     The principal Federal income tax consequences with respect to stock options granted or to be granted pursuant to the Directors' Plan are summarized below. The following discussion does not set forth any state or local tax consequences that may be applicable. Individuals are urged to obtain professional advice regarding the applicability of federal, state, and local tax laws to them.

     The options granted or to be granted under the Directors' Plan do not and will not qualify as incentive stock options and are herein referred to as non qualified stock options. An optionee will realize no income at the time he is granted a non qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercise of a non qualified stock option for stock which is 'not transferable' and subject to a 'substantial risk of forfeiture,' as described below, ordinary income will be realized when a non qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     Special rules are applicable to stock which is 'not transferable' and subject to a 'substantial risk of forfeiture.' In general, such stock (i) is subject to a substantial risk of forfeiture if the optionee's right to full enjoyment of the stock is conditioned upon the future performance of substantial services and (ii) is not transferable if a transferee would take the stock subject to the same restrictions. Stock acquired pursuant to the exercise of an option as to which a service requirement is imposed could be so treated.

     Unless the optionee elects to be taxed at the time of exercise (an '83(b) election'), the optionee will recognize ordinary income on the first day that the stock is either transferable or not subject to a substantial risk of forfeiture. In the case of any other stock subject to a service requirement, this will depend on the individual facts and circumstances. The ordinary income in such case will be the excess of the fair market value of the stock on such date over the option price and the optionee's holding period will begin on that day.

     An optionee who makes an 83(b) election will recognize ordinary income on the date of exercise equal to the excess of the fair market value of such stock at the time of exercise over the option price. The optionee's holding period with respect to such stock will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a sub-sequent sale of the stock will be either long term or short term capital gain or loss, depending on the optionee's holding period for the stock disposed of.

     In addition, any officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their non qualified options. A participant subject to Section 16(b) should consult his or her tax advisor as to whether, as a result of Section 16(b) of the Securities Exchange Act of 1934 and
Section 83 of the Internal Revenue Code and the regulations thereunder, the timing of income recognition is deferred to any period following exercise of an option (e.g., the six month period following such exercise).

     The Company will be entitled, subject to rules regarding reasonableness of compensation, to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Company in which or with which ends the taxable year of the optionee in which such ordinary income is recognized.

                                  PROPOSAL FOUR
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the books and records of the Company for the current year, and the Board recommends that the stockholders of the Company confirm such appointment.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

                            STOCKHOLDERS PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in 1998 must submit the same in writing so as to be received at the executive office of the Company on or before January 31, 1998. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.


                                      By Order of the Board of Directors,
                                      JOHN W. JACKSON
                                      Chairman of the Board and
                                      Chief Executive Officer



May 30, 1997



STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                     EXHIBIT A

        (Language which is changed by the amendment to the 1992 Long-Term
          Incentive Plan to be approved by stockholders is in italics.)

                               CELGENE CORPORATION
                          1992 LONG-TERM INCENTIVE PLAN

1. Purpose

     The purpose of this 1992 Long-Term Incentive Plan (the "Plan") is to encourage and enable selected management (excluding non-employee directors) and other key employees of Celgene Corporation (the "Company") or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership of common stock, par value $.01 per share (the "Common Stock"), of the Company. Such ownership will provide such persons with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or a parent or subsidiary of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company or a parent or subsidiary of the Company. Pursuant to the Plan, such persons may be granted stock options, restricted stock awards, stock appreciation rights, performance awards, and other stock-based awards (collectively, "Plan Awards").

     As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if the Company were the employer corporation).

2. Administration of the Plan

     The Plan shall be administered by a Management Compensation and Development Committee (the "Committee") as appointed from time to time by the Board of Directors of the Company, which committee shall be comprised solely of two or more outside directors as defined under Section 162(m) of the Code and the Treasury regulations thereunder. No person while a member of the Committee or any other committee of the Board of Directors administering the Plan shall be eligible to receive a Plan Award or shall have received a Plan Award during the one-year period preceding the commencement of his service on the Committee or any other such committee.

     In administering the Plan, the Committee shall follow any general guidelines not inconsistent with the Plan established by the Board of Directors and may adopt rules and regulations for carrying out the Plan. The interpretation and decision made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan. Subject to the provisions of the Plan and any guidelines established by the Board of Directors, the Committee from time to time shall determine the terms and conditions of all Plan Awards, including, but not limited to, the persons to whom, and the time or times at which, Plan Awards shall be granted, the number of shares subject to each Plan Award, the number of options which shall be treated as incentive stock options (as described in Section 422 of the Code), the duration of each option, the specific restrictions applicable to restricted stock awards and other Plan Awards, and other terms and provisions of each Plan Award. This Plan is intended to comply with the exception for performance based compensation under Section 162(m) of the Code and the Treasury regulations thereunder with regard to stock options and stock appreciation rights granted hereunder and shall be limited, construed and interpreted in a manner so as to comply therewith.

3. Shares of Stock Subject to the Plan

(a) General Limitation

     Except as provided in Section 10, the aggregate number of shares that may be issued or transferred pursuant to Plan Awards shall not exceed 2,000,000 shares of Common Stock. Such shares of Common Stock available under the Plan may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Com-pany and held in treasury. Any shares subject to a Plan Award which for any reason terminates, expires, or is forfeited without the delivery to the holder of the Plan Award of Common Stock or other consideration may again be subject to a new Plan Award, except that shares subject to a restricted stock award that are forfeited after the holder thereof has received dividends or other benefits of ownership (excluding voting rights) shall not thereafter be available for grant pursuant to the Plan. If an option or related stock appreciation right is exercised for stock, the shares covered by such option shall not thereafter be available for grant pursuant to the Plan. Any shares of Common Stock that are used by a recipient as full or partial payment of withholding or other taxes or of the purchase price of shares of Common Stock acquired on the exercise of an option shall not thereafter be available for Plan Awards.

(b) Individual Limitations.

     The maximum number of shares of Common Stock which may be subject to any stock option that may be granted to an eligible individual (as determined pursuant to Section 4 herein) shall not exceed 250,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 10) for each calendar year during the entire term of the Plan. The maximum number of stock appreciation rights, whether granted alone or in addition to other Plan Awards and whether or not related to a specific stock option granted under the Plan, that may be granted to an eligible individual (as determined pursuant to Section 4 herein) shall not exceed 250,000 (subject to any increase or decrease pursuant to Section 10) for each calendar year during the entire term of the Plan. To the extent that shares of Common Stock for which stock options or stock appreciation rights are permitted to be granted to an eligible individual pursuant to this
Section 3(b) during a calendar year are not covered by a grant of an option or a stock appreciation right during the calendar year, such shares of Common Stock shall not be available for grant of stock options or stock appreciation rights, as applicable, in any subsequent calendar year during the term of the Plan.

4. Eligibility

     Plan Awards may be granted to management (excluding non-employee directors) and other key employees who are employed by the Company or a parent or subsidiary of the Company.

5. Granting of Plan Awards

     All Plan Awards shall be granted within 10 years from March 13, 1992.

6. Options

     Options shall be evidenced by stock option agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a) Option Price. The purchase price under each stock option shall be not less than 100% of the fair market value of the Common Stock at the time the option is granted and not less than the par value of such Common Stock. In the case of an incentive stock option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "10% Stockholder"), actually or constructively under Section 424(d) of the Code, the option price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of its grant. The fair market value of the Common Stock on any date shall be determined by the Committee in a manner consistent with the requirements of the Code.

          (b) Medium and Time of Payment. Stock purchased pursuant to the exercise of an option shall at the time of purchase be paid for in full in cash, or with shares of Common Stock, or a combination of cash and Common Stock to be valued at the fair market value thereof on the date of such exercise; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. Upon receipt of payment and such documentation as the Company may deem necessary to establish compliance with the Securities Act of 1933, the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of an option or options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon such exercise, including any Federal, state, or local withholding taxes. At the discretion of the Committee, such taxes may be paid in cash or by tender of the option holder or withholding by the Company of the number of shares of Common Stock whose fair market value equals the amount required to be withheld. At the discretion of the Committee, such taxes may be paid by the Company.

          (c) Waiting Period. The waiting period and time for exercising an option shall be prescribed by the Committee in each particular case; provided, however, that no stock option may be exercised after 10 years from the date it is granted. In the case of an incentive stock option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

          (d) Reload Options. The Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a "Reload Option") if the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six months prior to such date of surrender in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option shall not be an incentive stock option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the fair market value of the Common Stock on the date of exercise of such original option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

7. Restricted Stock Awards

     Restricted stock awards shall be evidenced by agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a) Forfeiture Period. The period and time during and the conditions and restrictions under which a restricted stock award is subject to forfeiture (the "Restriction Period") shall be prescribed by the Committee in each particular case, subject to the provisions of Section 15.

          (b) Restrictive Legend and Stock Power. Each certificate evidencing shares of Common Stock subject to a restricted stock award shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock award. The Committee may prescribe that the certificates evidencing such shares be held in escrow by a bank or other institution, or that the Company may itself hold such shares in escrow, until the restrictions thereon shall have lapsed and may require, as a condition of any restricted stock award, that the recipient shall have delivered a stock power endorsed in blank relating to the shares of Common Stock subject to the restricted stock award. Upon the termination of the Restriction Period with respect to any shares of Common Stock subject to a restricted stock award, the certificate evidencing such shares will be delivered out of escrow subject to the satisfaction by the recipient of applicable Federal and state securities laws and withholding tax requirements, including any Federal, state, or local withholding taxes. At the discretion of the Committee, such taxes may be paid in cash or by tender of the holder of restricted stock or withholding by the Company of the number of shares of Common Stock whose fair market value equals the amount required to be withheld. At the discretion of the Committee, such taxes may be paid by the Company.

8. Stock Appreciation Rights

     (a) A stock appreciation right means a right granted pursuant to the Plan to receive, upon the exercise of such right up to the excess of (i) the fair market value of one share of Common Stock on the date of exercise or at any time during a specified period before the date of exercise, over (ii) the fair market value of one share of Common Stock on the date of grant. Any payment by the Company in respect of such right may be made in cash, shares of Common Stock, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

     (b) Stock appreciation rights may be granted either alone or in addition to other Plan Awards granted under the Plan and may, but need not, relate to a specific stock option granted under the Plan. The provisions of stock appreciation rights need not be the same with respect to each participant. Any stock appreciation right related to a stock option may be granted at the same time such stock option is granted or at any time thereafter before exercise or expiration of such stock option. In the case of any stock appreciation right related to any stock option, the stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related stock option, except that a stock appreciation right granted with respect to less than the full number of shares of Common Stock covered by a related stock option shall only be reduced when the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. Any stock option related to any stock appreciation right shall no longer be exercisable to the extent the related stock appreciation right has been exercised. Unless otherwise determined by the Committee, the exercise date may not be earlier than six months after the date of grant and shall be limited to the period of time beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such release.

9. Performance Awards; Other Stock-Based Awards

     (a) Performance awards may be granted under the Plan and may consist of stock options, restricted stock awards, stock appreciation rights, other stock-based awards, cash, or other property. The Committee shall prescribe the terms and conditions of such awards, including determining the type of Plan Award to be granted, the recipient thereof, the performance goals for each recipient, the time periods within which each performance goal must be attained, the determination date of the attainment of each goal, and the extent to which each goal has been attained. The provisions of performance awards need not be the same with respect to each participant.

     (b) The Committee is authorized to grant such other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, phantom shares and securities convertible into shares of Common Stock), as are deemed by the Committee to be consistent with the purposes of the Plan, provided that such grants shall comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such awards. Shares of Common Stock or other securities delivered pursuant to a purchase, exchange, or conversion right granted under this Section 9(b) shall be issued for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock other securities, other Plan Awards, or other property, or any combination thereof, as the Committee shall determine. Agreements relating to other stock-based awards shall contain provisions dealing with the disposition of such Plan Award in the event of termination of the participant's employment prior to exercise, realization, or payment of such Plan Award. The provisions of other stock-based awards need not be the same with respect to each participant.

10. Adjustments upon Changes in Capitalization

     If dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, the number of shares subject to stock appreciation rights and the related fair market value thereof as of the date of grant shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

     In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any Plan Awards by the substitution on an equitable basis of appropriate stock or other property of the Company, or appropriate stock or other property of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code, or
(ii) terminate all restrictions relating to restricted stock awards and give written notice to optionees that their options and any stock appreciation right or other Plan Award, which will become immediately exercisable notwithstanding any waiting period or other restriction otherwise prescribed by the Committee, must be exercised within 30 days of the date of such notice or they will be terminated.

11. Termination and Amendment of the Plan

     The Board of Directors shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in
Section 10, or by a consent of stockholders, no amendment or change shall be made in the Plan: (a) increasing the total number of shares which may be issued or transferred under the Plan, including but not limited to the maximum limits for a calendar year under Section 3(b) with regard to both stock options and stock appreciation rights (except by operation of Section 10); (b) changing the purchase price hereinbefore specified for the shares subject to options; (c) changing the provisions of Section 8(a); (d) extending the period during which Plan Awards may be granted or exercised; (e) changing the designation of persons eligible to receive Plan Awards; or (f) which would require stockholder approval in order for the Plan to continue to comply with the exception for performance based compensation under Section 162(m) with regard to stock options and stock appreciation rights.

12. Additional Restrictions Relating to Incentive Stock Options

     Without the written consent of the Company, no stock acquired by an optionee upon exercise of an incentive stock option granted hereunder may be disposed of by the optionee within two years from the date such incentive stock option was granted, nor within one year after the transfer of such stock to the optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

     If Section 422 of the Code is amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

13. Termination Date of the Plan

     The Plan shall become effective March 13, 1992, the date of its adoption by the favorable vote of the majority of the Board of Directors of the Company, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board of Directors; and if such approval is not obtained, the Plan and any and all Plan Awards granted during such interim period shall terminate and be of no further force or effect. The Plan shall, in all events, terminate on March 12, 2002, or on such earlier date as the Board of Directors of the Company may determine. Any option or stock appreciation right outstanding at the termination date shall remain outstanding until it has either expired or has been exercised. Any restricted stock award outstanding at the termination date shall remain subject to the terms of Plan until the restrictions thereon shall have lapsed. Any performance award or other stock-based award outstanding at the termination date shall remain subject to the terms of the Plan and such award.

14. Death, Retirement, and Termination of Employment

     (a) An employee's option or stock appreciation right which has not theretofore expired, shall terminate 30 days after the date of the termination for any reason, other than for cause (as defined in Section 15(a)(ii)), death, or Retirement (as hereinafter defined), of the employee's employment with the Company or a parent or subsidiary of the Company, subject to the condition that no option or stock appreciation right granted in connection with an option may be exercised in whole or in part after the expiration date of the option or more than 10 years after the date of grant of such option or stock appreciation right.

     (b) With respect to non-qualified options and stock appreciation rights, upon the termination of the employment of any employee due to retirement at age 60 or older or disability (as hereinafter defined) (collectively, "Retirement"), the employee may, during a period (the "Retirement Period") which is the longer of (i) up to 10 years after the date of grant of such option or stock appreciation right, such period to be set on a case by case basis by the Committee, or (ii) three years from the date of such termination, exercise such stock appreciation right or purchase some or all of the shares covered by the employee's non-qualified stock option which was exercisable under the Plan immediately prior to such termination.

     (c) With respect to incentive stock options, upon the termination of the employment of any such employee due to Retirement, the employee may, within three months after the date of such termination (12 months in the case of disability), purchase some or all of the shares covered by an incentive stock option which was exercisable under the Plan immediately prior to such termination; shares not purchased within three months (12 months in the case of disability) after the date of termination due to Retirement under such incentive stock option may be purchased during the Retirement Period, but no longer will be incentive stock option stock and will be non-qualified stock option stock; prior to such purchase, the option will remain subject to the provisions of the Plan governing incentive stock options.

     (d) Upon the death of any employee while in active service or of any such disabled or retired employee within the above-referenced periods, the person or persons to whom the employee's rights under an option or stock appreciation right are transferred by will or the laws of descent and distribution may, within 12 months after the date of the employee's death, exercise such stock appreciation right or purchase some or all of the shares to which the employee was entitled pursuant to the exercise of an option under the Plan, on the date of his death.

     (e) Leaves of absence pursuant to Section 16(d) shall not be deemed terminations or interruptions of employment. For purposes of this Section 14, "disability" shall have the meaning provided in Section 22(e)(3) of the Code.

     (f) If a recipient of a performance award ceases to be an employee for any reason prior to the date that a determination with respect to the attainment of his performance goal would otherwise be made, such former employee's performance award shall terminate and no shares shall be issuable and no amounts shall be payable at any time, unless the Committee otherwise determines to issue some or all of the shares subject to such award or to pay some or all of such award to such former employee or his legal representative.

15. Acceleration of Vesting

     (a) Following a Change in Control (as defined in Section 15(c)), an option, stock appreciation right, restricted stock award, or other Plan Award shall automatically be vested and immediately exercisable in full and any restrictions contained in any restricted stock award shall automatically terminate upon the occurrence of either of the following events:

          (i) change in an employee's title or a significant change in the nature or scope of the authorities, powers, functions, or duties normally attached to such employee's position with the Company within a two-year period after a Change in Control, and such person terminates his employment with the Company within 90 days after such change in title or duties; or

          (ii) termination of the recipient's employment by the Company without cause within a two-year period after a Change in Control. For purposes of
     Section 14(a) and this Section 15(a)(ii), "cause" is defined as (a) the conviction by the holder of a Plan Award of a felony or a crime involving moral turpitude or (b) the commission by the holder of a Plan Award of a public or notorious act which subjects the Company to public disrespect, scandal, or ridicule and which adversely affects the value of the services to the Company of the holder of the Plan Award.

   In either of such events, notwithstanding the provisions of Section 14, a Plan Award holder may, within three years after the date of such termination (but not more than 10 years after the date of grant), exercise such Plan Award; provided, however, that upon the death of any such Plan Award holder within this three-year period, the person or persons to whom the Plan Award holder's rights are transferred by will or the laws of descent and distribution may, within 12 months after the date of the Plan Award holder's death (but not more than 10 years after the date of grant), exercise such Plan Award to the extent that the Plan Award holder was entitled to exercise such Plan Award on the date of his death.

     (b) The Committee shall have the authority at any time or from time to time accelerate the vesting of any Plan Award and to permit any Plan Award not theretofore exercisable to become immediately exercisable and to permit the immediate termination of any restrictions contained in any restricted stock award or other Plan Award.

     (c) For purposes hereof, a change in control (a "Change in Control") shall be deemed to occur:

          (i) if any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, of 30 percent or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) when a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board of Directors or when individuals who are members of the Company's Board of Directors at any one time shall immediately thereafter cease to constitute a majority of the Board of Directors.

16. Miscellaneous Provisions

     (a) Rights as an Employee. Nothing in the Plan, the grant or holding of a Plan Award, or in any agreement entered into pursuant to the Plan shall confer to holders of Plan Awards any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of a recipient at any time.

     (b) Rights as a Stockholder. Except as provided in Section 16(c), a recipient a restricted stock award shall have all of the rights of a stockholder with respect to all of the shares of Common Stock subject to the restricted stock award, including, without limitation, the right to vote such shares and to receive dividends in cash or other property or other distributions or rights in respect of such shares. A recipient of a Plan Award (other than a restricted stock award) shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares, and, except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (c) Non-Assignability of Plan Awards. No Plan Award shall be assignable or transferable by the recipient, except by will or by the laws of descent and distribution, provided that such restriction on the transfer or assignment of a restricted stock award shall expire upon the date of expiration of the related Restriction Period. During the lifetime of a recipient, Plan Awards shall be exercisable only by him or his personal representative or guardian. No Plan Award or interest therein may be pledged, attached, or otherwise encumbered other than in favor of the Company.

     (d) Leave of Absence. In the case of a holder of a Plan Award on all approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of Plan Awards during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option or stock appreciation right be exercisable after 10 years from the date it is granted.

     (e) Other Restrictions. Each Plan Award shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the issue, transfer, or purchase of shares thereunder, such Plan Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933 or any state securities law.

                                                                       EXHIBIT B

                            CELGENE CORPORATION 1995
                     NON EMPLOYEE DIRECTORS' INCENTIVE PLAN

    (Language which is changed by the amendment to the Directors' Plan to be approved by stockholders is in italics.)

1. Purpose

     The purpose of the Celgene Corporation 1995 Non Employee Directors' Incentive Plan (the 'Plan') is to secure for Celgene Corporation (the 'Corporation') and its stockholders the benefits of the incentive inherent in increased ownership of common stock, par value $.01 per share (the 'Common Stock'), of the Corporation by the members of the Board of Directors (the 'Board') of the Corporation who are not employees of the Corporation or any of its subsidiaries ('Non Employee Directors'). It is expected that such ownership will provide such Non Employee Directors with a more direct stake in the future welfare of the Corporation and encourage them to remain directors of the Corporation. It is also expected that the Plan will encourage qualified persons to become directors of the Corporation.

2. Administration

     The Plan shall be administered by the Board, and in connection therewith, the Board shall have all the powers vested in it by the terms of the Plan, including authority (within the limitations described herein) to prescribe the form of the agreements embodying awards of stock options made under the Plan (the 'Options'). Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3. Amount of Stock

     The stock which may be issued or transferred pursuant to the exercise of Options granted under the Plan shall not exceed 350,000 shares of Common Stock, subject to adjustment as provided in Section 9. The Common Stock to be issued may be either authorized and unissued shares or previously issued shares acquired or to be acquired by the Corporation and held in treasury. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to a new Option.

4. Eligibility

     Each Non Employee Director shall be eligible to receive non qualified stock options in accordance with Section 5. Options granted under the Plan shall each be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan.

5. Grant of Options

     Each Option automatically shall be granted in accordance with the following terms and conditions:

     (a) upon the date of the approval of this Plan by the Board, each Non Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

     (b) upon the date of initial election or appointment as a member of the Board, each new Non Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

     (c) upon the date of the Annual Meeting of Stockholders of the Corporation to be held on June 16, 1995 (the '1995 Annual Meeting') or any adjournment or adjournments thereof, each Non Employee Director who has been reelected at the 1995 Annual Meeting and is continuing as a member of the Board as of the completion of the 1995 Annual Meeting shall receive an Option to purchase 6,000 shares of Common Stock, subject to adjustment as provided in Section 9; and

     (d) each year after the 1995 Annual Meeting, upon the date of an Annual Meeting of Stockholders of the Corporation (an 'Annual Meeting') each Non Employee Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting shall receive an Option to purchase 10,000 shares of Common Stock, subject to adjustment as provided in Section 9; provided, however, that a Non Employee Director who has been reelected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting but has not been a member of the Board during the entire period between such Annual Meeting and the prior Annual Meeting shall receive an Option to purchase that number of shares equal to the product of (i) 10,000 and (ii) a fraction, where the numerator is the number of days in the 12 month period immediately preceding such Annual Meeting during which such Non Employee Director was a Non Employee Director and the denominator is 365.

6. Exercise Price

     The Option exercise price per share shall be 100% of the fair market value of a share of Common Stock on the date of grant, subject to adjustment as provided in Section 9. As used herein, fair market value shall be the closing price of the Common Stock on the date of determination (if the Common Stock is then traded on a national securities exchange or in the NASDAQ National Market System) or, if not so traded, the average of the closing bid and asked prices thereof on such day or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

7. Exercise of Options

     (a) No Option shall be exercisable until and unless the Plan is approved by the Corporation's stockholders at the 1995 Annual Meeting and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the earlier to occur of (i) the day after the 1995 Annual Meeting and (ii) April 4, 1996.

     (b) The shares subject to an Option granted pursuant to Section 5(a) or 5(b) shall vest in four equal annual installments, with the first installment vesting on the first anniversary of the date of grant if the holder thereof has been a Non Employee Director of the Corporation at all times since such date of grant. The shares subject to an Option granted pursuant to Section 5(c) or 5(d) shall vest in full on the date of the first Annual Meeting held following the date of grant if the holder thereof has been a Non

     Employee Director of the Corporation at all times from such date of grant to the date of such Annual Meeting.

     (c) If a person shall cease to be a Non Employee Director for any reason ('Termination') while holding an Option that has not expired and has not been fully exercised, such person, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, exercise the Option with respect to any shares of Common Stock as to which it was exercisable on the date the person ceased to be such a Non Employee Director.

     (d) No Option or any part of an Option shall be exercisable:

          (i) after the expiration of 10 years from the date the Option was granted; and

          (ii) unless written notice of the exercise is delivered to the Corporation specifying the number of shares to be purchased, and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

   (e) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code of 1986, as amended (the 'Code'), and shall be exercisable during this lifetime only by the optionee, his or her guardian or legal representative, or the recipient thereof pursuant to a qualified domestic relations order.

8. Acceleration of Vesting

     (a) If Termination occurs within two years following a Change in Control (as defined in Section 8(b) hereof), an Option shall automatically be vested and immediately exercisable in full. In such event, notwithstanding the provisions of Section 7, an Option recipient, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, purchase some or all of the shares covered by such recipient's Options.

     (b) For the purposes hereof, a change in control (a 'Change in Control') shall be deemed to occur:

          (i) if any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d 3 under the Securities Exchange Act of 1934, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; or

          (ii) when a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Corporation's incumbent Board or when individuals who are members of the Board at any one time shall immediately thereafter cease to constitute a majority of the Board.

9. Adjustment Upon Changes in Capitalization

     (a) If dividends payable in Common Stock during any fiscal year of the Corporation exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Corporation one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares subject to Options to be granted thereafter to Non Employee Directors pursuant to Section 5 shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

     (b) In case the Corporation is merged or consolidated with another corporation, or in case all or substantially all of the property or stock of the Corporation is acquired by another corporation, or in case of a reorganization or liquidation of the Corporation, the Board, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall either
(i) make appropriate provisions for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation or (ii) give written notice to optionees that their Options, which will become immediately exercisable notwithstanding any waiting period otherwise prescribed by the Board, must be exercised within 30 days of the date of such notice or they will be terminated.

10. Miscellaneous Provisions

     (a) Except as expressly provided for in the Plan, no Non Employee Director or other person shall have any claim or right to be granted an Option under the Plan.

     (b) Nothing in the Plan or in any Option agreement shall confer any right to continue as a director of the Corporation or interfere in any way with the right of the Corporation to remove such option holder or not to nominate such option holder for election as a director of the Corporation at any time.

     (c) The Corporation shall not be obligated to deliver any shares of Common Stock hereunder until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Corporation may deem applicable.

     (d) Stock purchased pursuant to the exercise of an Option shall at the time of purchase be paid in full in cash, or with shares of Common Stock, or a combination of cash and Common Stock to be valued at the fair market value thereof on the date of such exercise; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. Upon receipt of payment and such documentation as the Corporation may deem necessary to establish compliance with the Securities Act of 1933, the Corporation shall, without stock transfer tax to the optionee or other person entitled to exercise the Option, deliver to the person exercising the Option a certificate or certificates for such shares. It shall be a condition to the obligations of the Corporation to issue or transfer shares of Common Stock upon exercise of an Option, that the optionee (or any person entitled to act under Sections 7(c) and 7(e)) pay to the Corporation, upon its demand, such amount, if any, as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue shares of Common Stock. Such taxes may be paid in cash or by tender of the option holder or the withholding by the Corporation of the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

     (e) A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (f) The expenses of the Plan shall be borne by the Corporation.

     (g) If an Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

11. Amendment or Discontinuance

     The Plan may be amended at any time and from time to time, but not more than once in a six month period, by the Board as the Board shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 9, the Board may not, without further approval by the stockholders of the Corporation, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in Section 6, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to received Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any holder of an Option with respect to any Option theretofore granted without the written consent of the holder of such Option.

12. Termination

     The Plan shall terminate upon the earlier to occur of (a) the adoption of a resolution of the Board terminating the Plan, (b) April 5, 2005, and (c) April 4, 1996 if the Plan has not been approved by the Corporation's stockholders at the 1995 Annual Meeting.

13. Effective Date of Plan

     The Plan shall become effective as of April 5, 1995, provided that the Corporation's stockholders shall have approved the Plan at the 1995 Annual Meeting.

                             CELGENE CORPORATION

                                    PROXY

     The undersigned hereby appoints John W. Jackson and Sol J. Barer, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 24, 1997, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

                        (To be Signed on Reverse Side)


                                                                      ---------
                                                                        See
                                                                        Reverse
                                                                        Side
                                                                      ----------

[x] Please mark your
    votes as in this
    example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1, 2, 3 and 4.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below (except as marked to the contrary) [ ]

   WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

   Nominees: John W. Jackson, Sol J. Barer, Frank T. Cary, Richard C. E.
             Morgan, Walter L. Robb, Lee J. Schroeder, Arthur Hull Hayes, Jr.

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE CELGENE CORPORATION 1992 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO STOCK INCENTIVES GRANTED THEREUNDER FROM 1,000,000 TO 1,400,000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. PROPOSAL TO APPROVE THE AMENDMENT OF THE CELGENE CORPORATION 1995 NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO STOCK INCENTIVES GRANTED THEREUNDER FROM 250,000 TO 350,000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. In their discretion upon such other matters as may properly come before the meeting.

   I will attend the meeting. [ ]  I will not attend the meeting. [ ]

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

                                                 Date
-----------------------------------------------      ---------------------------
                 Signature

                                                 Date
-----------------------------------------------      ---------------------------
         Signature if held jointly


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Please return promptly in the enclosed postage-paid envelope.